Rule 497(e)

File Nos. 333-158546 and 811-03972

FUTUREFUNDS SELECT

Group Fixed and Variable Deferred Annuity Contracts

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated September 8, 2017

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2017

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2017.

Effective on or about November 1, 2017 (the “Effective Date”), the JPMorgan Disciplined Equity Fund (the “Fund”) will be renamed the JPMorgan U.S. Research Enhanced Equity Fund. Therefore, as of the Effective Date, all references in the Prospectus and SAI to this Fund are amended to be references to the JPMorgan U.S. Research Enhanced Equity Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2017.

Please read this Supplement carefully and retain it for future reference.